                                                                  EXHIBIT 10.1.6

                                                                  EXECUTION COPY


                                  WAIVER NO. 5
                                       TO
                                CREDIT AGREEMENT

         THIS WAIVER NO. 5 TO CREDIT AGREEMENT ("Agreement") is being executed and delivered as of July 1, 1998 by and among Code-Alarm, Inc., a Michigan corporation (the "Borrower"), the other "Credit Parties" from time to time party to the Credit Agreement referred to below (together with the Borrower, collectively, the "Credit Parties"), the financial institutions from time to time party to such Credit Agreement (collectively, the "Lenders", and each individually, a "Lender"), and General Electric Capital Corporation, in its individual capacity, and as the "Agent" for the Lenders (the "Agent"). Undefined capitalized terms which are used herein shall have the meanings ascribed to such terms in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the other Credit Parties, the Lenders and the Agent are parties to that certain Credit Agreement dated as of October 24, 1997, as heretofore amended (the "Credit Agreement"), pursuant to which the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower;

         WHEREAS, the Borrower has entered into a settlement agreement with Intercept Security Corporation ("Intercept") with respect to certain pending litigation, a true and complete copy of which is attached as Exhibit A hereto (the "Settlement Agreement"), pursuant to which, among other things, the Borrower would issue a warrant in favor of Brooks & Kushman, P.C. for 100,000 shares of its common stock and having an initial exercise price equal to the price per share at which such common stock was being publicly traded at 5:00 p.m. on May 27, 1998 (the "Settlement Warrant").

         WHEREAS, the Borrower has requested that the Lenders and Agent, and subject to the terms and conditions of this Agreement, the Lenders and Agent are willing to waive certain provisions of the Credit Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the Lenders, the Agent, such parties hereby agree as follows:

         1. Waiver. Subject to Paragraph 2 of this Agreement and effective as of the date of this Agreement, each of the Lenders and the Agent hereby waives the Borrower's compliance with Section 6.5 the Credit Agreement with respect to the Borrower's issuance of the Settlement Warrant pursuant to the Settlement Agreement.

         2. Effectiveness of this Agreement; Conditions Precedent. The provisions of Paragraph 1 shall be deemed to have become effective as of the date of this Agreement, but such effectiveness shall be expressly conditioned upon the Agent's receipt on or before July 31, 1998 of each of the following:

         (a) an originally-executed counterpart of this Agreement executed by a duly authorized officer of the Borrower, each other Credit Party, and each of the Requisite Lenders;

         (b) originally-executed counterparts to a Reaffirmation of Guaranty duly executed by the Pegasus Funds in substantially the form attached hereto;

         (c) copies of court orders and other evidence satisfactory to the Agent indicating that the United States District Court, Eastern District of Michigan, Southern Division has approved the Settlement Agreement and the issuance of the Settlement Warrant to Brooks & Kushman, P.C. pursuant to the terms and conditions of the Settlement Agreement;

         (d) a complete copy of the executed Settlement Agreement;

         (e) a complete copy of the executed Settlement Warrant; and

         (f) an originally-executed certificate of the Borrower's chief financial officer with respect to the antidilution adjustments to the GECC Warrants resulting from the issuance by the Borrower of the Settlement Warrant.

         3. Representations, Warranties and Covenants. (a) The Borrower and each other Credit Party hereby represents and warrants that this Agreement constitutes the legal, valid and binding obligation of the Borrower and such other Credit Party enforceable against the Borrower and each other Credit Party in accordance with its terms.

         (b) The Borrower and each other Credit Party hereby represents and warrants that its execution and delivery of this Agreement, and its performance hereafter of the Credit Agreement as modified by this Agreement, have been duly authorized by all necessary corporate action, do not violate any provision of its articles of incorporation, bylaws or other charter documents, will not violate any law, regulation, court order or writ applicable to it, will not require the approval or consent of any governmental agency, and (except as provided in this Agreement) do not require the approval or consent of any third party under the terms of any contract or agreement to which the Borrower, any other Credit Party, Parent or any Subsidiary of the Borrower or any other Credit Party is bound.

         (c) The Borrower hereby represents and warrants that, as of the date hereof, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing, except as described more particularly on Schedule I hereto, and (ii) all of the representations and warranties of the Borrower and each other Credit Party contained in the Credit Agreement (other than representations and warranties which, in accordance with their express terms, are made only as of a specified date) are, and will be, true and correct.

         (d) The Borrower hereby covenants to (i) provide the Agent, promptly upon its filing or receipt thereof, true and complete copies of all pleadings and orders relating to any of the dismissals described in Sections 8 of the Settlement Agreement, or any of the satisfactions described in Sections 6 and 7 of the Settlement Agreement, and (ii) provide the Agent, promptly upon its obtaining knowledge thereof, notice of the Borrower's breach or other noncompliance, or alleged breach or noncompliance, with any provision, representation or warranty set forth in the Settlement Agreement.

         6. Reference to and Effect on Loan Documents. Each of the Loan Documents shall remain in full force and effect and is hereby ratified and confirmed. Without limiting the foregoing, the Borrower hereby reaffirms the Borrower's grant to the Agent of each of the Agent's Liens, on behalf of itself and the Lenders, pursuant to the Collateral Documents and the Litigation Collateral Documents. Neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Agent or any Lender of any Default or Event of Default under the Credit Agreement, all of which the Agent and the Lenders hereby expressly reserve. The Borrower, each other Credit Party, the Lenders and the Agent agree and acknowledge that this Agreement constitutes a "Loan Document" under and as defined in the Credit Agreement.

         7. Reaffirmation. Each of the Borrower and the other Credit Parties hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents and (c) agrees that neither such ratification and reaffirmation, nor the Agent's and the Lenders' solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a ratification or reaffirmation of the Borrower's or the other Credit Parties' obligations under the Loan Documents with respect to any subsequent modifications to the Credit Agreement or other Loan Documents.

         8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws and decisions of the State of Illinois (including S.H.A. 735 ILCS 105/5-1, et. seq., but without giving effect to any other conflicts of law provisions).

         9. Agent's Expenses. The Borrower hereby agrees to promptly reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement.

         10. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.


                                     * * * *

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                       CODE-ALARM, INC.



                                       By:
                                          -------------------------------
                                          Name:   Craig S. Camalo
                                               --------------------------
                                          Title:   Vice President
                                                -------------------------


                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION, as Agent and Lender,
                                       and as holder of the GECC Warrants



                                       By:
                                          -------------------------------
                                           Name:
                                               --------------------------
                                           Title:   Duly Authorized Signatory
                                                -------------------------


                                       TESSCO GROUP, INC.



                                       By:
                                          -------------------------------
                                          Name:   Craig S. Camalo
                                               --------------------------
                                          Title:   Secretary
                                                -------------------------


                                       CHAPMAN SECURITY SYSTEMS, INC.



                                       By:
                                          -------------------------------
                                          Name:   Craig S. Camalo
                                               --------------------------
                                          Title:   Secretary
                                                -------------------------

                                       INTERCEPT SYSTEMS, INC.



                                       By:
                                          --------------------------------
                                          Name:   Craig S. Camalo
                                               ---------------------------
                                          Title:   Secretary
                                                --------------------------

                                       ANES, INC.



                                       By:
                                          --------------------------------
                                          Name:   Craig S. Camalo
                                               ---------------------------
                                          Title:   Secretary
                                                --------------------------

                           REAFFIRMATION OF GUARANTIES

         Reference is hereby made to (i) that certain Limited Supplemental Guaranty dated as of October 24, 1997 (the "Supplemental Guaranty") among Pegasus Partners, L.P., a Delaware limited partnership, and Pegasus Related Partners, L.P., a Delaware limited partnership (collectively, the "Guarantors"), and General Electric Capital Corporation, a New York corporation, individually and as agent (the "Agent"), (ii) that certain Limited Litigation Guaranty dated as of October 24, 1997 (the "Litigation Guaranty") among the Guarantors and the Agent, (iii) that certain Credit Agreement dated as of October 24, 1997, as heretofore amended (the "Credit Agreement"), among Code-Alarm, Inc., a Michigan corporation (the "Borrower"), certain other "Credit Parties" referred to and as defined therein (the "Credit Parties"), certain "Lenders" from time to time party thereto (the "Lenders"), and the Agent, and (iv) that certain Waiver No. 5 to Credit Agreement and Other Loan Documents of even date herewith (the "Waiver") among the Borrower, the Credit Parties, the Lenders and the Agent.

         Each of the Guarantors hereby (a) acknowledges having received and reviewed a copy of the Waiver and hereby consent to its terms and provisions;
(b) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Supplemental Guaranty and the Litigation Guaranty (collectively, the "Guaranties"); (c) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Guaranties; and (d) agrees that, without limiting any of the express provisions of the Guaranties, neither such ratification and reaffirmation, nor the Agent's and the Lender's solicitation of such ratification and reaffirmation constitutes a course of dealing giving rise to any obligation or condition requiring a ratification or a reaffirmation of the Guarantor's obligations under the Guaranties with respect to any subsequent modifications tot the Credit Agreement or other Loan Documents.

         IN WITNESS WHEREOF, this instrument has been executed and delivered as of this first day of July, 1998.



PEGASUS PARTNERS, L.P.                      PEGASUS RELATED PARTNERS, L.P.
By: PEGASUS INVESTORS, L.P.,                  By: PEGASUS INVESTORS, L.P.,
    as Managing General Partner                   as Managing General Partner
By: PEGASUS INVESTORS GP, INC.,               By: PEGASUS INVESTORS GP, INC.,
    as General Partner                       as General Partner



By:                                         By:
    ----------------------------                -------------------------------
         Name:  Richard Cion                    Name:   Richard Cion
              ------------------                     --------------------------
         Title:   Vice President                Title:   Vice President
               -----------------                      -------------------------

                                    EXHIBIT A
                                       to
                        Waiver No. 5 to Credit Agreement
                            Dated as of July 1, 1998



                              Settlement Agreement


                                    Attached.

                                   SCHEDULE I
                                       to
                        Waiver No. 5 to Credit Agreement
                            Dated as of July 1, 1998




          The Borrower may not be in compliance with the financial covenants contained in paragraphs (b) and (d) of Annex G to the Credit Agreement with respect to the period ended June 30, 1998, and paragraph (e) of Annex G to the Credit Agreement as of June 30, 1998.